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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported)       NOVEMBER 8, 2001
                                                      --------------------------

                                  LABARGE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                  001-05761                             73-0574586
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         (Commission File Number)             (IRS Employer Identification No.)

  9900A CLAYTON ROAD, ST. LOUIS, MISSOURI                            63124
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  (Address of Principal Executive Offices)                         (Zip Code)


                                 (314) 997-0800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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                                  LABARGE, INC.


                                    FORM 8-K


ITEM 5: OTHER EVENTS.

       On November 8, 2001, the Registrant issued a press release announcing the adoption of a shareholder rights plan. The shareholder rights plan provides for a dividend distribution of one right for each share of the Registrant's common stock to holders as of the close of business on November 19, 2001. Each right will entitle the holder to buy, under certain circumstances, one one-thousandth of a share of preferred stock for $21.00. The rights will become exercisable only in the event, with certain exceptions, a person or group acquires 15 percent or more of the Registrant's common stock or commences a tender or exchange offer for 15 percent or more of the Registrant's common stock. In addition, upon the occurrence of certain events, holders of the rights will be entitled to purchase either the Registrant's common stock or preferred stock or shares in an acquiring entity at half of market value.

       The Registrant will generally be entitled to redeem the rights in whole, but not in part, at a price of $0.001 per right, at any time up to and including the tenth day after the time that a person or group has acquired 15 percent or more of the Registrant's common stock or announced a tender offer to purchase at least 15 percent of the outstanding common stock of the Registrant, subject to extension of the redemption period by the Registrant's Board of Directors. Unless earlier redeemed, the rights will expire on November 7, 2011.

       The full text of the press release is attached hereto as Exhibit 99 and is hereby incorporated herein by reference in its entirety.

       The foregoing description of the shareholder rights plan is qualified by reference to the Rights Agreement dated as of November 8, 2001, between the Registrant and UMB Bank, N.A., as Rights Agent, a copy of which is being filed by the Registrant as an exhibit to its Registration Statement on Form 8-A.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.
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              4.   Form of Rights Agreement dated as of November 12, 2001
                   between Registrant and UMB Bank, N.A., as Rights Agent, filed as Exhibit 4 to Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on November 9, 2001 and incorporated herein by reference.

              99.  Registrant's Press Release issued November 8, 2001.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LABARGE, INC.


Date: November 8, 2001              By: /s/ Donald H. Nonnenkamp
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                                         Donald H. Nonnenkamp, Vice
                                         President, Chief Financial Officer &
                                         Secretary